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                       HORACE MANN LIFE INSURANCE COMPANY

                       HORACE MANN LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT

                      SUPPLEMENT DATED SEPTEMBER 29, 2006,
                        TO PROSPECTUSES DATED MAY 1, 2006

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE LIST OF UNDERLYING FUNDS ON PAGE 1 AND IN THE "WHAT ARE MY INVESTMENT CHOICES?" AND "THE UNDERLYING FUNDS" SECTIONS OF THE PROSPECTUS. YOU SHOULD READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

Effective August 14, 2006 the Wilshire VIT Equity Fund--Horace Mann Shares has moved from the Large Company Value style category to the Large Company Core style category. Further information about the change in style category can be found in the Wilshire VIT Equity Fund prospectus.